SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 5, 2004

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                             BLUE RHINO CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                      0-24287                56-1870472
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                            104 CAMBRIDGE PLAZA DRIVE
                       WINSTON-SALEM, NORTH CAROLINA 27104
                    (Address of principal executive offices)

                                 (336) 659-6900
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            Exhibit 99.1 -- Press Release dated March 5, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 5, 2004, Blue Rhino Corporation (the "Registrant") issued a press release announcing results for the fiscal second quarter ended January 31, 2004. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference. The press release includes certain non-GAAP financial measures, as discussed below. A reconciliation of such non-GAAP financial measures to the comparable GAAP financial measures is included under the heading "Supplemental Information" in the financial tables accompanying the press release as part of Exhibit 99.1.

In connection with disclosing earnings and earnings per share on a GAAP basis for the fiscal second quarter and six months ended January 31, 2004, the Registrant also discloses earnings and earnings per share for the fiscal second quarter and six months ended January 31, 2003 on a non-GAAP basis, each as adjusted to reflect an assumed income tax rate of 39%. The Registrant also provides earnings and earnings per share for the fiscal second quarter and six months ended January 31, 2003 on a GAAP basis. On a GAAP basis, the Registrant had income tax expense calculated at effective income tax rates of 2% and 1% for the fiscal second quarter and six months ended January 31, 2003, respectively, compared to income tax expense calculated at an effective income tax rate of 39% for the fiscal second quarter and six months ended January 31, 2004. Because of the difference in effective income tax rates for these corresponding periods for GAAP reporting purposes, the Registrant believes that providing these non-GAAP financial measures for the fiscal second quarter and six months ended January 31, 2003 will be useful to investors by enabling investors to make more meaningful comparisons between the Registrant's fiscal periods.

The information in this report is being  furnished,  not filed,  for purposes of
Section 18 of the Securities  Exchange Act of 1934, as amended,  and pursuant to
Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Blue Rhino Corporation

Date: March 5, 2004                     By: /s/ Billy Prim
                                            ------------------------------------
                                            Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release dated March 5, 2004


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